
SPHERIX
LEADING INNOVATION THROUGH INVENTION

INVESTOR PRESENTATION
October 2013

LEGAL DISCLAIMER

This presentation and other written or oral statements made from time to time by representatives of Spherix ("NSH") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Forecast

All Forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

Information

All information contained in or disclosed in this document, hereinafter called " Information", is proprietary to us. By accepting the material, the recipient agrees that this Information will be held in confidence, and will not be reproduced or transferred, either in whole or in pare, without our prior written permission.

The recipient agrees that it will not disclose to any third party or use any Information disclosed to it by us except when expressly permitted in writing by us. Recipient also agrees that it will take all reasonable measures to maintain the ity of all Information in its possession or control.

This overview is delivered solely as reference material with respect to our company. This document shall not constitute an offer to sell or the solicitation of an offer to buy securities in our company in any jurisdiction. The information herein is based on data obtained from sources believed to be reliable.

OVERVIEW

Spherix generates licensing revenues by investing in and acquiring patent rights and assets via operating subsidiaries.

Symbol	SPEX
Exchange:	NASDAQ
Shares Outstanding:	16,361,584
Debt:	0
Auditor:	MARCUM
Corporate HQ:	NEW YORK
Average Volume three month:	224,000

SPHERIX

OVERVIEW

Through its experienced management team and extensive network, Spherix sources high-quality patent portfolios.

- Spherix CEO has successfully monetized patents through a wide variety of monetization methods, including asset restructuring and licensing brought against companies such as Cisco, Broadcom, Nokia, Ericsson, Tellabs, and Alcatel-Lucent.
- Our due diligence has secured excellent results in acquiring premium patent assets.
- Spherix carries no debt.
- Settlements from its initial licensing campaign generated in 3 months.

FOR INVESTORS AND INNOVATORS

Spherix strives to be a true partner.

- The Spherix Technology Advisory Board was established by the company to provide compensation to inventors of patent portfolios acquired by Spherix, so that the inventors can share in proceeds related to the commercialization of their ideas. Spherix's philosophy of protecting inventors and supporting innovation is a core belief of our company and its management.
- Expert Analysis and Structuring.
- Transforming undervalued, underutilized assets into revenues.
- Patent assets are often hidden balance sheet "gems" with no value on the balance sheet of the owning company.
- We creatively structure risk and reward value sharing arrangements that provide financial support, technical expertise and analysis.
- We bolster investor rights and remedies.

Growth

- Massive market of underutilized IP.

Upside

- An appropriately structured IP portfolio provides income and the potential for outsize returns.

Non Correlation

- IP value does not track the market and can capture past commercial activity, making revenues countercyclical.

Portfolio Diversification

- IP is a hedge against exposure to technology companies.

VALUATION OF PUBLICLY TRADED IP COMPANIES

VirnetX:	$1.05 Billion	IP was acquired
Acacia Research:	$1.1 Billion	Licensor of IP
Vringo:	$260 Million	IP was acquired
RPX Patent:	$831 Million	Licensor of IP
Pendrell:	$502 Million	IP was acquired
Unwired Planet:	$165 Million	IP was acquired
InterDigital:	$1. 53 Billion	Technology Based IP
Tessara:	$998 Million	Technology Based IP
ParkerVision:	$324 Million	Technology Based IP

SPHERIX

BUSINESS MODEL

Ability to Source and Monetize New Portfolios

- Unique ability to source new portfolios
- CEO has a successful track record
- Exhaustive due diligence and licensing

Ability to Produce Long Term Revenue Stream

- Licensing campaigns form independent revenue streams
- Low overhead
- Multiple on-going licensing campaigns enhances operating margins

224 Patents Assets and Revenue Diversification

- Management's experience allows for extensive deal flow to high-quality patent assets across various sectors
- Performing assets provide immediate revenue generation
- Sizable and diverse portfolio and numerous licensing campaigns give rise to consistent revenue opportunity

Highly Scalable Business Model

- Additional patent assets and licensing campaigns do not require significant increase in overhead
- Business model has excellent operating leverage

REVENUE DIVERSIFICATION


Wi Fi
SPHERIX

REVENUE DIVERSIFICATION

- Patent agnostic portfolios cover various industries.
- Concurrent licensing campaigns over multiple patent portfolios.
- Our licensing campaigns can create reliable occurrence of revenue events.
- Portfolio diversification minimizes high risk from high concentrated holdings.
- Management open to opportunistic licensing campaigns with green field outcome.

ROCKSTAR AND SPHERIX



Grow together through innovation.
Rockstar is an intellectual property (IP) licensing company. We celebrate the value and power of innovation: the ideas that fuel a better way of doing things. Based on Nortel Networks' groundbreaking innovation engine, Rockstar manages a highly valued patent portfolio relevant to all telecom and high tech services and devices. We count among our most valuable assets a professional staff of technology industry veterans—many of whom were part of Nortel's innovation engine, and are inventors and patent holders themselves.
Learn more

Microsoft BlackBerry SONY ERICSSON EMC

SPHERIX

Rockstar

PARTNERSHIP

- Spherix has entered into a partnership with the Rockstar Consortium. Rockstar is jointly owned by **Apple, Blackberry, Sony, Microsoft, Erricson and EMC**

- Through this partnership, Spherix has secured a suite of patents which is the basis of Spherix's most recent lawsuit against both **Uniden** and **VTech**

- Rockstar is an equity stakeholder in Spherix and the companies both continue to work together to optimize their relationship, through consulting services and other possible Intellectual Property transactions.


SPHERIX
Rockstar

SPHERIX

SPHERIX OWNS OVER 200 PATENTS

Active Infringement Lawsuits:
- T-Mobil - geolocation patent
- Uniden - cordless telephony patents
- VTech - cordless telephony patents

- First licensing campaign commenced in April 2013.

- 2 licensing settlements announced in the first 3 months.

Partnership with the Rockstar Consortium
- Owns over 4000 patents based on Nortel Networks groundbreaking innovation engine.
- Manages highly valued patent portfolio relevant to all telecom and high tech services and devices.

Acquired Harris Portfolio

222 patents

Harris Technology

Leader in defense communications and electronics

Average patent includes:
3.96 independent claims
25.41 total claims

Average expiration of 2021

Expertise includes:

Antennas
Electro-optics
Signal processing
Microelectronics
Image processing
Cyber systems
Information systems
Mechatronics

Numerous technologies:

15 years of R&D: 1993-2007
45 technology classifications
300 unique inventors

U.S. Patent No. 5,719,584
"System and Method for Determining the Geolocation of a Transmitter"

Geo-location technology of cell phones.

Employed by many cell phone carriers.

Retained litigation counsel.

Filed suit against T-Mobile.

Anticipate additional licensing activities on this technology in the near future.


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SPHERIX

Spherix filed lawsuit against T-Mobile

T-Mobile provides service to approximately 34.0 million customers through its network.

Investigating similar infringement by other wireless carriers using geolocation.

Acquired Compufill Portfolio

April 5, 2013 (via North South)

The portfolio relates to the automatic refilling of prescriptions through the use of your telephone.

- Portfolio is litigation tested
- Assets already generating revenue for Spherix.
- Enforcement actions file.
- Approximately fifty (50) potential.
- Additional infringers on 2 patents.

CORDLESS PHONE PATENT PATENT PORTFOLIO ACQUIRED FROM ROCKSTAR

Independent patent rating company, (Pantros IP) awards a high rating of 750 after the most recent acquisition of the Rockstar patents. This high rating indicates strong, high value patents that we intend to monetize through our IP claims against Uniden, Vtech, and others.

Patent Combined Report

Value, Legal, Commercial & Technical Factors Analysis

PANTROS IP

Patent #: **US 6965614**
Title: **Method and system for communications between different types of devices**
Report Date: **7/24/2013**

Total Patent Factor™: 750/1000

This Patent Factor Index report was generated by Pantros IP subject to these Notes & Terms.

This **Patent Combined Report** separately analyzes the three critical factors that professional analysts need to determine patent value, to make legal assessments, or to support business-critical decisions relating to this patent. High confidence strategies and real-world valuation occurs when **Legal**, **Commercial**, and **Technology Factors** are assessed with the understanding of how each factor interrelates with the others.

More emphasis should be placed on the individual factor indices rather than the Total Patent Factor since a single "score" may obfuscate important components contributing to patent value from the Recipient's unique objectives, perspective, core knowledge, assumptions or understanding of the discrete legal, technology or commercial indicators reviewed in this report.

The Patent Combined Report is the industry's most significant and comprehensive online patent analysis tool, providing a window of understanding into the patent being evaluated based on advanced latent semantic analysis technology and large scale patent analytics modeling (multivariate regression models, econometric, citation and bibliometric analysis).

Each FACTOR may earn a maximum score of 1000, and a minimum score of ZERO. This Summary Page is followed by individual factor analysis, further detailed by accompanying notes and references.


Patent Factor Index Summary
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750
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Technology
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SPHERIX

VTech

Filed September 3, 2013

- The patents included in the suit cover many models of cordless telephones.
- VTech claims to be the world's largest cordless telephone producer, including the production of phones for AT&T (Vtech 2011 annual report).
- Vtech reported to have over $2.6 billion of revenues during the claimed infringement period.
- VTech cordless phones sold at Wal-Mart, Best Buy, Circuit City, Costco, Office Depot, Staples, Target and other locations.
- Patents at issue invented by former Nortel employees working in the U.S. and Canada.
- Many of these inventors are now working with Spherix.

Uniden

Filed September 9, 2013

- The patents included in the suit cover many models of cordless telephones.
- Original inventors are on the Spherix board of advisors.
- Patents acquired in a partnership agreement with Rockstar.

Key Product line: DECT 6.0 Cordless Telephones

- Single line phones with or without digital answering system.
- Multi line phones with or without digital answering system.
- Corded/Cordless systems.
- Amplified Big Button.
- World's 1st waterproof floating handset.
- MultiRange long range phones.

Uniden America Corporation, the North American subsidiary of Japan-based Uniden Corporation, manufactures and markets wireless consumer electronic products. Based in Fort Worth, Texas, Uniden sells its products through dealers and distributors throughout North, Central and South America.

Anthony Hayes, President & CEO

Mr. Hayes has successfully monetized patents through all known monetization methods, including portfolio optimization and licensing brought against companies such as Cisco, Broadcom, Nokia, Ericsson, Tellabs, and Alcatel-Lucent. Mr. Hayes is also a consultant to several IP licensing companies. Mr. Hayes has received national recognition during his legal career, including: Special recognition by President George W. Bush, American Board of Trial Advocates Young Lawyer of the Year; and City of Columbia "20 Under 40." Mr. Hayes earned a Juris Doctor from Tulane University School of Law in 1995 and prior to law school, Mr. Hayes worked on the floor of the NYMEX on Wall Street. He also has his B.A. in Economics from Mary Washington College in Fredericksburg, Virginia.

Darrell Dotson, Licensing & Litigation

Mr. Dotson attended Texas A&M University in College Station, Texas and received a B.S. in Biology in 1988 and a second B.S. Degree in Zoology in 1989. After graduating from college, he attended The University of Texas Health/Science Center Graduate School of Biomedical Sciences in Houston, Texas, where he received his Ph.D. in Biochemistry and Molecular Biology in 1994. After graduate school, he attended University of Houston Law Center where he earned a J.D. in 1997.

He is licensed to practice in all state courts in Texas and before the United States Patent and Trademark Office. He is also licensed in the United States District Courts for the Eastern and Southern Districts of Texas.

For the past 13 years, Darrell has specialized in intellectual property litigation, including analysis of the infringement, validity and enforceability of patents.

Case Study 1: Portfolio Optimization

Through connections in the finance community, Mr. Hayes was retained to evaluate a patent portfolio held by a company on the verge of bankruptcy. The large IP portfolio of 70+ patents and patent applications provided world wide patent coverage in the cosmetic laser space. Mr. Hayes created a "special investment vehicle" to purchase and resell the IP portfolio. The special investment vehicle raised funds from investors to purchase the patents, as well as maintain and rehabilitate the portfolio. Mr. Hayes compiled a team that included the inventor, industry experts, and the world's largest patent broker, to effectuate a sale of the entire portfolio in nine (9) months, for a "pure return/gross return" of 600%.

Case Study 2: Patent Licensing

Mr. Hayes has also monetized IP through a litigation based licensing program. As a result of relationships in the IP market place, Mr. Hayes identified undervalued IP in the DSL communication space that was being spun off by an operating company. An analysis of the portfolio showed that the most value could be extracted by licensing the patents to infringing companies. Over a two (2) year period, Mr. Hayes oversaw an aggressive licensing program. The campaign involved litigation in multiple jurisdictions, against some of the largest names in the telecommunications industry. At the conclusion of the licensing program, Mr. Hayes effectuated a “pure return/gross return” of 495%.

Case Study 3: Portfolio Optimization and Stock Price Appreciation

Mr. Hayes was retained by a financially distressed publicly traded company to monetize that company's IP in the "cloud computing" space. Mr. Hayes restructured the company's management, drastically reduced capital expenditures and prevented bankruptcy. Mr. Hayes further pulled together a team of experts in "cloud computing" to restructure, package and market the company's IP. Mr. Hayes' connections resulted in both interest and offers from the largest names in the high-tech field. After six (6) months, Mr. Hayes effectuated a sale of the company's IP for a seven figure profit.

Prior to Mr. Hayes' involvement, the company's stock was trading at $0.07 per share. After Mr. Hayes' involvement, the company declared a $0.34 per share dividend and the stock traded as high as $0.51.

For More Information, Please Contact:

Spherix Inc.
Investor Relations Department
7927 Jones Branch Drive #3125
Tysons Corner, VA 22102
Tel.: (703) 992-9325